SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2014

SINO PAYMENTS, INC.

(Exact name of Company as specified in its charter)

Nevada	000-53537	26-3767331
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Unit G, 18/Fl. Legend Tower
7 Shing Yip Street, Kwun Tong
Kowloon, Hong Kong
(Address of principal executive offices)

(852) 2950 4288
(Company’s Telephone Number)

Copy of all Communications to:

Latham & Watkins

18/Fl. One Exchange Square

8 Connaught Place, Central, Hong Kong

Phone: (852) 2912 2500

Fax: (852) 2912 2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SINO PAYMENTS, INC.

Form 8-K

Current Report

ITEM 5.02.

APPOINTMENT OF DIRECTOR;

On July 07 2014, Johan Pehrson (“Mr. Pehrson”) was appointed as a member of the Company’s Board of Directors. On July 07 2014, Mr. Pehrson accepted the appointment.

The biography for Mr. Pehrson is set forth below:

Mr. Johan Pehrson is one of the two founders of ER-Konsult, a business consultancy firm since 1999 in Sweden. Mr. Pehrson graduated at the University of Umea with a degree in Business Marketing. He has performed more than 1,000 workshops to various organizations to facilitate the development of management, markets and sales. The Board of Directors believed it was in the Company’s best interest to appoint Mr. Pehrson as a director.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINO PAYMENTS, INC.

Date: July 07, 2014	By:	/s/ Kenneth Tan Seng Wee
Kenneth Tan Seng Wee
Chief Executive Officer, President & Director

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